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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: October 22, 2003
               (Date of Earliest Event Reported: October 22, 2003)




                               EL PASO CORPORATION
             (Exact name of Registrant as specified in its charter)



            Delaware                       1-14365               76-0568816
  (State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)



                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (713) 420-2600

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Item 5.   Other Events and Required FD Disclosure

          This Current Report on Form 8-K includes the Computation of our Ratio of Earnings to Fixed Charges for the five years ended December 31, 2002 and the six months ended June 30, 2003 and 2002.


Item 7.   Financial Statements and Exhibits

          c)  Exhibits.

              Exhibit Number                      Description
              --------------                      -----------

                   12.1              Computation of Ratio of Earnings to Fixed
                                     Charges



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     EL PASO CORPORATION



                                     By:        /s/ JEFFREY I. BEASON
                                         ---------------------------------------
                                                    Jeffrey I. Beason
                                          Senior Vice President and Controller
                                              (Principal Accounting Officer)


Date:  October 22, 2003


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                                  EXHIBIT INDEX


   Exhibit Number                                  Description
   --------------                                  -----------

        12.1                        Computation of Ratio of Earnings to Fixed
                                    Charges